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                                                                  EXHIBIT 10.17

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UNITED SAVINGS INCENTIVE/BONUS PLANS                             PLAN NUMBER: 1
PLAN NAME: MANAGEMENT INCENTIVE PLAN                               PAGE: 1 of 2
                                                                  DATE: 4/20/92

APPROVALS:     LEGAL:        [ILLEGIBLE]
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               HUMAN RESOURCES:    [ILLEGIBLE]
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               EXECUTIVE:          [ILLEGIBLE]
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PURPOSE:

        To provide incentives to executive management and key managers to achieve corporate financial goals.

ELIGIBILITY:

        Participants are nominated by executive management and approved by the President and CEO. There are two levels of participation: Tier A for executive management and Tier B for key managers.

        Tier A includes executives who are direct reports to the president and CEO. Tier B includes key managers in the organization who typically report to Tier A.

        Employees eligible for other incentive/commission plans are not eligible for the Management Incentive Plan.

PAYMENT FREQUENCY:

        Payments are made annually, and will typically be between October 1 and December 31 of each year.

PLAN DESIGN:

        Performance Period   - October 1 to September 30

        Performance Measures - ROA, ROE and Net Income as budgeted and approved by the Board of Directors.

                               In addition, the company must be in compliance with capital requirements as of fiscal year end and on the date payments are made. Furthermore, the institution cannot be designated as a problem association as defined by applicable regulations.


        Target Award Levels  - Tier A: 0% to 25% of base salary

                               Tier B: 0% to 15% of base salary



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UNITED SAVINGS INCENTIVE/BONUS PLANS                             Plan Number: 1
Plan Name: Management Incentive Plan                               Page: 2 of 2
                                                                  Date: 4/20/92
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        Award Pool Funding - Award pool is calculated based on the sum of the aggregate salaries of the Tier A participants multiplied by the appropriate percentage, plus the average salary of Tier B participants multiplied by the appropriate percentage multiplied by 25 (Note:
                             It is assumed that 25 of approximately 36 Tier B participants will receive awards).

                             For Fiscal Year 1992, the pool is approximately $630,000 if budgeted ROA, ROE and net income are achieved. For Fiscal Year 1992 the pool will be funded at 50% if ROA, ROE and 90% of budgeted net income targets are achieved.

                             For Fiscal Year 1992, if budgeted targets are exceeded, the President will seek an appropriate bonus funding level from the Board of Directors.

                             The funding of the award pool is at the discretion of the Board of Directors.

INDIVIDUAL AWARD DETERMINATION:

        Managers recommend awards at year-end based on the individual's contribution to the business plan and the achievement of personal goals.

        Participants must be actively employed at the time payment is made to receive an incentive payment.

        Employees do not accrue any bonus rights under the provisions of this plan.

PAYMENT APPROVAL PROCESS:

        Tier A awards are approved by the Board of Directors.
        Tier B awards are approved by the President and CEO.